                               POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Harcharan S. Gill and Patricia A. McQueary, or either of them acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Envirogen, Inc., relating to the offer and sale of shares of its Common Stock and any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of September, 1996.



                                               /s/ Peter J. Neff
                                               ---------------------------
                                               Peter J. Neff

                               POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Harcharan S. Gill and Patricia A. McQueary, or either of them acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Envirogen, Inc., relating to the offer and sale of shares of its Common Stock and any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of September, 1996.



                                               /s/ Robert C. Miller
                                               ----------------------------
                                               Robert C. Miller

                               POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Harcharan S. Gill and Patricia A. McQueary, or either of them acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Envirogen, Inc., relating to the offer and sale of shares of its Common Stock and any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of September, 1996.


                                               /s/ Seymour L. Meisel
                                               ------------------------------
                                               Seymour L. Meisel

                               POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Harcharan S. Gill and Patricia A. McQueary, or either of them acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Envirogen, Inc., relating to the offer and sale of shares of its Common Stock and any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of September, 1996.



                                               /s/ Robert F. Johnston
                                               -------------------------------
                                               Robert F. Johnston

                               POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Harcharan S. Gill and Patricia A. McQueary, or either of them acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Envirogen, Inc., relating to the offer and sale of shares of its Common Stock and any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of September, 1996.



                                               /s/ Robert F. Hendrickson
                                               ---------------------------
                                               Robert F. Hendrickson

                                                                      Exhibit 24
                                                                      ----------


                               POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Harcharan S. Gill and Patricia A. McQueary, or either of them acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Envirogen, Inc., relating to the offer and sale of shares of its Common Stock and any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of September, 1996.



                                               /s/ James A. Courter
                                               -------------------------------
                                               James A. Courter